UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

ASSEMBLY BIOSCIENCES, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor New York, NY 10013
(Address of principal executive offices, including zip code)

(646) 706-5208

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2015, Russell H. Ellison, MD, a director of Assembly Biosciences, Inc. (the “Company”), concluded his term on the Board of Directors of the Company and did not stand for re-election at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The decision of Dr. Ellison to retire from the Board of Directors did not involve any disagreement with the Company. Dr. Ellison will continue to serve the Company as a Senior Advisor and head of its microbiome development program as the Company approaches several key milestones.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of the Company at the Annual Meeting held on May 28, 2015: (i) the election of six directors, as nominated by the Company’s Board of Directors, to serve on the Company’s Board of Directors for one-year terms expiring in 2016; and (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

The proposals are described in detail in the Company’s proxy statements filed with the Securities and Exchange Commission on April 13, 2015 and May 14, 2015.

The number of shares of common stock entitled to vote at the Annual Meeting was 17,084,147. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 12,265,273. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against, withheld and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i) Election of Directors.

Nominee	For	Withheld
Anthony Altig	12,263,237	2,036
Mark Auerbach	11,407,696	857,577
Richard DiMarchi	12,263,238	2,035
Myron Z. Holubiak	11,559,375	705,898
William Ringo	11,995,341	269,932
Derek Small	12,263,038	2,235

There were 4,818,874 broker non-votes regarding this proposal.

(ii) Advisory Vote on Executive Compensation.

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. The results of the voting included 10,479,228 votes for, 908,364 votes against, and 877,681 votes abstained. There were 4,818,874 broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2015	Assembly Biosciences, Inc.

	By:	/s/ David J. Barrett
David J. Barrett
Chief Financial Officer